[The American Funds Group(r)]
AMCAP FUND

SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED AUGUST 31, 1999

[photographs: plumb bob, remote control, computer mouse, spoonful of red liquid]

AMCAP FUND(R) SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN GROWING, PROFITABLE COMPANIES LOCATED PRIMARILY IN THE U.S.

AMCAP Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +278.93%, or +14.25% a year; 5 years: +147.51%, or +19.87% a year; 12 months: +21.29%. Sales charges are lower for accounts of $50,000 or more.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity.

FELLOW SHAREHOLDERS:

AMCAP Fund generated a moderate gain in the first six months of the current fiscal year. The value of your investment rose 5.2% from March 1 through August 31 if you reinvested the dividend of 3 cents a share and the capital gain distribution of 82 cents paid in June. Technology stocks, the fund's largest investment position, were particularly strong. Our entertainment and cable holdings, however, which helped boost AMCAP's total return for fiscal 1999 (ended February 28), were down during the period.

While the fund's long-term results continue to outpace the averages, AMCAP's six-month return did not quite match the benchmarks we measure it against. The average growth fund, as measured by Lipper, Inc., returned 7.6%. Standard & Poor's 500 Stock Composite Index, a measure of large U.S. companies, gained 7.3% and Standard & Poor's Midcap 400 Index, which tracks midsize companies, increased 10.9%. We use both these unmanaged indexes for comparative purposes, since AMCAP invests in growth companies of varying sizes.

Over longer, more meaningful periods, AMCAP has compared favorably with similar funds and indexes, as this table shows:

TOTAL RETURNS*

                                                                                   Lifetime

                                                                                   Average Annual

                                     6 Months               12 Months              Compound Returns

                                     3/1/99 - 8/31/99       9/1/98 - 8/31/99       5/1/67 - 8/31/99

AMCAP Fund                           5.2%                   38.1%                  13.7%

Lipper Growth Funds Average          7.6                    40.4                   12.1

S&P 500 Composite Index              7.3                    39.8                   12.5

S&P 400 Midcap Index                 10.9                   41.6                   N/A




*with dividends reinvested

TECHNOLOGY STOCKS SHOW STRENGTH. Technology stock gains were fueled by improving markets in communications and computer systems. Among our larger holdings, Texas Instruments, a maker of digital signal processors used in cellular phones, modems and other advanced electronic devices, rose 84.0% in price. Computer Associates, a supplier of computer systems management software, gained 34.5%.

Entertainment and cable stocks took a breather after very strong gains in the last fiscal year. Time Warner, the fund's second-largest investment, declined 8.0% after a 91.1% gain in fiscal 1999. Viacom, the owner of Paramount Pictures, the Blockbuster video chain and cable networks MTV and Nickelodeon, was off 4.8% for the six months, after rising 84.1% last year. While the fundamentals of these companies remain strong, their stock prices were affected by profit-taking.

Merger Trend Affects Portfolio. The portfolio has also been affected by an increased pace of mergers and acquisitions. AirTouch Communications merged with Vodafone Group, creating one of the world's largest wireless telephone companies. AT&T acquired Liberty Media and Tele-Communications, adding cable television to its product line. Lucent Technologies acquired Ascend Communications, further building its position in data networking. Royal & Sun Alliance Insurance Group acquired Orion Capital, extending its specialty insurance line. Abbott Laboratories agreed to acquire ALZA, a drug company that specializes in drug delivery systems. After the end of our reporting period, Viacom agreed to merge with CBS.

MERGERS AND ACQUISITIONS such as these are among the forces that have driven the stock market to higher and higher returns. While we are delighted to participate in this rising market, we do not believe that it will continue at this pace indefinitely. Strong periods like this have often been followed by greater market volatility and lower returns. Therefore, it is important to take a long-term perspective on your investments and maintain realistic expectations for the future.

We look forward to reporting to you again in the first spring of the next millennium.

Cordially,

/s/R. Michael Shanahan    /s/Claudia P. Huntington
R. Michael Shanahan       Claudia P. Huntington
Chairman of the Board     President

October 14, 1999

Amcap Fund, Inc.                                            Percent
Investment Portfolio, August 31, 1999                        of Net
(unaudited)                                                  Assets
---------------------------------------------------------------------
Largest Industry Holdings

Data Processing & Reproduction                                11.87%
Business & Public Services                                    11.28%
Broadcasting & Publishing                                      9.48%
Electronic Components                                          8.23%
Health & Personal Care                                         7.90%
Other Industries                                              32.90%
Cash & Equivalents                                            18.34%

Largest Individual Equity Holdings

Medtronic                                                      3.18%
Time Warner                                                    2.73%
Philip Morris                                                  2.61%
Viacom                                                         2.15%
AT&T - Liberty Media Group                                     2.15%
Fannie Mae                                                     2.02%
Computer Associates                                            1.93%
Robert Half International                                      1.82%
Lexmark International                                          1.72%
SLM Holding                                                    1.72%


                                                            Number     Market Percent
                                                                of      Value  Of Net
Equity Securitites (common stocks)                           Shares      (000) Assets
--------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION  -  11.87%
Computer Associates International, Inc.                     2,150,00 $  121,47   1.93%
Lexmark International Group, Inc., Class A  (1)             1,375,00   108,281    1.72
Oracle Corp.  (1)                                           2,806,25   102,428    1.62
Microsoft Corp.  (1)                                        1,075,00    99,505    1.58
Cisco Systems, Inc.(1)                                      1,100,00    74,594    1.18
Gateway, Inc. (formerly Gateway 2000, Inc.)  (1)             450,000    43,622     .69
HNC Software Inc. (1)                                       1,030,00    37,466     .59
Cadence Design Systems, Inc. (1)                            2,300,00    31,337     .50
International Business Machines Corp.                        250,000    31,141     .49
Intuit Inc.  (1)                                             300,000    26,869     .43
Silicon Graphics, Inc. (1)                                  1,850,00    21,159     .34
3Com Corp. (1)                                               700,000    17,369     .26
PeopleSoft, Inc. (1)                                        1,100,00    15,537     .25
Synopsys, Inc. (1)                                           200,000    11,188     .18
Compaq Computer Corp.                                        300,000     6,956     .11
BUSINESS & PUBLIC SERVICES  -  11.28%
Robert Half International Inc. (1)                          4,375,00   114,844    1.82
Concord EFS, Inc. (1)                                       2,585,10    95,972    1.52
Galileo International, Inc.                                 1,800,00    87,300    1.38
Interpublic Group of Companies, Inc.                        1,200,00    47,550     .75
Young & Rubicam Inc.                                        1,065,50    47,548     .75
ServiceMaster Co.                                           2,782,50    45,911     .73
Medicis Pharmaceutical Corp., Class A  (1)                  1,400,00    38,150     .61
Paychex, Inc.                                               1,200,00    35,325     .56
Avery Dennison Corp.                                         600,000    32,925     .52
First Health Group Corp. (1)                                1,400,00    30,187     .48
Cendant Corp. (1)                                           1,297,12    23,267     .37
Metamor Worldwide, Inc. (1)                                 1,300,00    20,841     .33
MSC Industrial Direct Co., Inc., Class A  (1)               1,675,00    16,017     .25
Sabre Group Holdings, Inc., Class A  (1)                     250,000    14,000     .22
Columbia/HCA Healthcare Corp.                                500,000    12,313     .20
IKON Office Solutions, Inc.                                 1,000,00    11,125     .18
Quintiles Transnational Corp. (1)                            300,000    10,744     .17
Universal Health Services, Inc., Class B (1)                 250,000     8,344     .13
Equifax Inc.                                                 250,000     7,625     .12
Acxiom Corp. (1)                                             400,000     7,025     .11
Shared Medical Systems Corp.                                  75,000     4,214     .07
Triad Hospitals, Inc. (1)                                     26,315       294     .01
LifePoint Hospitals, Inc. (1)                                 26,316       181     .00
BROADCASTING & PUBLISHING  -  9.48%
Time Warner Inc.                                            2,900,00   172,006    2.73
Viacom Inc., Class B  (1)                                   3,224,40   135,626    2.15
AT&T Corp. - Liberty Media Group, Class A (1)
      (formerly Tele-Communications, Inc.,                  4,229,69   135,350    2.15
      Liberty Media Group)
Clear Channel Communications, Inc. (1)                       650,000    45,541     .72
Comcast Corp., Class A, special stock                       1,300,00    42,413     .67
Harte-Hanks Communications, Inc.                            1,777,00    39,871     .63
Infinity Broadcasting Corp., Class A (1)                    1,000,00    27,063     .43
ELECTRONIC COMPONENTS  -  8.23%
Intel Corp.                                                 1,200,00    98,625    1.56
Texas Instruments Inc.                                      1,200,00    98,475    1.56
Solectron Corp. (1)                                         1,000,00    78,250    1.24
Sanmina Corp. (1)                                            855,000    64,125    1.02
Analog Devices, Inc. (1)                                     825,000    42,488     .67
SCI Systems, Inc. (1)                                        700,000    34,869     .55
ADC Telecommunications, Inc. (1)                             800,000    29,650     .47
Molex Inc.                                                   800,000    25,650     .41
Adaptec, Inc. (1)                                            500,000    19,500     .31
Jabil Circuit, Inc. (1)                                      350,000    15,684     .25
Littelfuse, Inc. (1)                                         590,000    11,726     .19
HEALTH & PERSONAL CARE  -  7.90%
Medtronic, Inc.                                             2,560,00   200,320    3.18
Guidant Corp.                                               1,500,00    88,031    1.39
Avon Products, Inc.                                         1,160,00    50,895     .81
Pfizer Inc                                                  1,200,00    45,300     .72
Gillette Co.                                                 500,000    23,312     .37
Sybron International Corp. (1)                               900,000    23,175     .37
Bergen Brunswig Corp., Class A                              1,000,00    15,437     .24
Stryker Corp.                                                240,000    13,830     .22
Watson Pharmaceuticals, Inc.  (1)                            300,000    10,763     .17
Schering-Plough Corp.                                        200,000    10,513     .16
Cardinal Health, Inc.                                        144,589     9,218     .15
ALZA Corp.  (1)                                              150,000     7,556     .12
FINANCIAL SERVICES  -  5.42%
Fannie Mae                                                  2,051,00   127,418    2.02
SLM Holding Corp.                                           2,450,00   108,259    1.72
Providian Financial Corp.                                    492,800    38,254     .61
Freddie Mac                                                  630,000    32,445     .51
Capital One Financial Corp.                                  420,000    15,855     .25
Associates First Capital Corp., Class A                      325,000    11,152     .18
MBNA Corp.                                                   332,700     8,213     .13
BEVERAGES & TOBACCO  -  3.92%
Philip Morris Companies Inc.                                4,400,00   164,725    2.61
PepsiCo, Inc.                                               1,600,00    54,600     .87
Beringer Wine Estates Holdings, Inc., Class B (1)            365,000    15,193     .24
Robert Mondavi Corp., Class A (1)                            366,700    12,674     .20
MERCHANDISING  -  3.92%
Kohl's Corp. (1)                                             950,000    67,687    1.07
Albertson's, Inc.                                           1,250,00    59,922     .95
Consolidated Stores Corp. (1)                               3,145,31    50,718     .80
AutoZone, Inc. (1)                                          1,900,00    45,244     .72
Lowe's Companies, Inc.                                       300,000    13,575     .22
Circuit City Stores, Inc.                                    230,400     9,907     .16
BANKING  -  3.45%
Wells Fargo & Co.                                           2,700,00   107,494    1.71
M&T Bank Corp.                                                85,923    39,868     .63
Northern Trust Corp.                                         450,000    38,165     .61
Bank of America Corp.                                        500,000    30,250     .48
Imperial Bancorp (1)                                          90,100     1,532     .02
INSURANCE  -  1.78%
American International Group, Inc.                           734,375    68,068    1.08
Mercury General Corp.                                        700,000    21,175     .34
MGIC Investment Corp.                                        380,000    16,506     .26
Progressive Corp.                                             62,600     6,385     .10
TELECOMMUNICATIONS  -  1.76%
Western Wireless Corp., Class A (1)                         2,090,00    80,857    1.28
MCI WorldCom, Inc. (1)                                       400,000    30,300     .48
CHEMICALS  -  1.68%
Cambrex Corp.                                               1,130,00    30,369     .48
RPM, Inc.                                                   2,000,00    26,625     .43
Ionics, Inc. (1)                                             700,000    20,475     .32
Praxair, Inc.                                                350,000    16,450     .26
Airgas, Inc. (1)                                             600,000     7,875     .12
Monsanto Co.                                                 100,000     4,106     .07
MACHINERY & ENGINEERING  -  1.53%
Millipore Corp.                                             1,362,80    51,446     .82
IDEX Corp.                                                   977,000    28,882     .46
Thermo Electron Corp. (1)                                   1,000,00    15,875     .25
LEISURE & TOURISM  -  1.28%
Brinker International, Inc. (1)                             2,950,00    70,800    1.12
Papa John's International, Inc.  (1)                         250,000     9,938     .16
UTILITIES: ELECTRIC & GAS  -  0.87%
Citizens Utilities Co., Series B  (1)                       5,000,00    55,000     .87
INDUSTRIAL COMPONENTS  -  0.79%
Tower Automotive, Inc. (1)                                  1,750,00    35,000     .56
Lear Corp. (1)                                               365,000    14,668     .23
ELECTRONIC INSTRUMENTS  -  0.73%
Applied Materials, Inc. (1)                                  650,000    46,191     .73
ENERGY EQUIPMENT  -  0.66%
Schlumberger Ltd.                                            624,232    41,668     .66
TEXTILES & APPAREL  -  0.59%
NIKE, Inc., Class B                                          800,000    37,000     .59
WHOLESALE & INTERNATIONAL TRADE  -  0.53%
Tech Data Corp. (1)                                          900,000    33,356     .53
RECREATION & OTHER CONSUMER PRODUCTS  -  0.37%
Mattel, Inc.                                                 600,000    12,788     .21
Harley-Davidson, Inc.                                        190,000    10,355     .16
FOOD & HOUSEHOLD PRODUCTS  -  0.34%
Colgate-Palmolive Co.                                        400,000    21,400     .34
MULTI-INDUSTRY  -  0.18%
Dover Corp.                                                  300,000    11,606     .18
TRANSPORTATION: RAIL & ROAD  -  0.17%
Wisconsin Central Transportation Corp. (1)                   675,000    10,758     .17
BUILDING MATERIALS & COMPONENTS  -  0.14%
Elcor Corp.                                                  459,600     8,847     .14
Miscellaneous  -  2.79%
OTHER EQUITY SECURITIES IN INITIAL PERIOD OF ACQUSITION                176,186    2.79
                                                                    ------------------
TOTAL EQUITY SECURITIES (COST:  $3,296,379,000  )                    5,149,996   81.66
                                                                    ------------------
                                                            Principa   Market Percent
                                                             Amount     Value  of Net
Short-Term Securities                                         (000)     (000)  Assets
--------------------------------------------------------------------------------------
Corporate Short-Term Notes - 13.53%
Ford Motor Credit Co.  5.00%-5.25% due                       $79,800 $   79,45    1.26
 9/2-11/8/1999
American Express Credit Corp. 5.09%-5.65%                     79,000    78,473    1.24
 due 9/9/1999-1/24/2000
Associates Corp. of North America  5.12%-5.53%                75,800    75,651    1.21
 due 9/1-9/20/1999
National Rural Utilities Cooperative Finance Corp.            73,000    72,408    1.14
 5.10%-5.31% due 10/8-11/10/1999
International Lease Finance Corp. 5.10%-5.18%                 61,500    60,985     .96
 due 10/20-11/2/1999
E.I. Du Pont de Nemours and Co. 5.17%-5.60%                   57,400    56,370     .89
 due 10/13/1999-2/11/2000
Eastman Kodak Co. 5.12%-5.30% due 10/19-11/3/1999             54,100    53,683     .84
Equilon Enterprises, LLC  5.15%-5.25%                         50,000    49,643     .79
 due 10/8-10/26/1999
Procter & Gamble Co. 5.10%-5.30% due 10/1-11/30/1999          49,900    49,612     .79
CIT Group Holdings, Inc. 5.12%-5.30%                          48,100    47,804     .77
 due 9/27-11/10/1999
Lucent Technologies Inc. 5.07%-5.29%                          48,000    47,703     .75
 due 9/13-11/12/1999
General Motors Acceptance Corp. 5.12%-5.30%                   45,100    44,841     .71
 due 10/5-10/15/1999
Duke Energy Corp. 5.05%-5.13% due 9/8-10/13/1999              42,800    42,588     .68
H.J. Heinz Co. 5.53% due 2/4/2000                             40,700    39,699     .63
Emerson Electric Co.  5.31% due 2/1/2000                      30,700    29,962     .48
AIG Funding, Inc.  5.07% due 9/17/1999                        24,500    24,441     .39
Federal Agency Discount Notes -  5.17%
Freddie Mac 4.98%-5.405% due 9/10/1999-2/3/2000              131,714   129,959    2.06
Fannie Mae 4.92%-5.24% due 9/7-11/18/1999                    115,073   114,586    1.82
Federal Home Loan Banks 4.87%-5.44%                           82,300    81,524    1.29
 due 9/3/1999-2/25/2000
                                                                    ------------------
TOTAL SHORT-TERM SECURITIES  (COST:  $1,179,566,000)                 1,179,390   18.70
                                                                    ------------------
TOTAL INVESTMENT SECURITIES:  (COST: 4,475,945,000)                  6,329,386  100.36

Excess of payables over cash and receivables                            22,485     .36
                                                                    ------------------
NET ASSETS                                                           $6,306,90 100.00%
                                                                    ==================
(1)  Non-income producing securities
See Notes to Financial Statements

Equity securities appearing in the portfolio
 since February 28, 1999
Acxiom
Associates First Capital
Bank of America
Citizens Utilities
Dover
Elcor
Equifax
Jabil Circuit
Lifepoint Hospitals
Lowe's Companies
MBNA
MCI WorldCom
Medicis Pharmaceutical
Monsanto
Papa John's International
Progressive
Quintiles Transnational
Robert Half International
Sabre Group Holdings
Shared Medical Systems
Stryker
Sybron International
Triad Hospitals
Western Wireless

Equity securities eliminated from the portfolio
 since February 28, 1999
AirTouch Communications
Ascend Communications
Cambridge Technology Partners (Massachusetts)
Disney
First Data
Liz Claiborne
Marshall & Ilsley
Merck & Co.
Orion Capital
Raytheon
ROMAC International
Sequent Computer Systems
Sigma-Aldrich
Tele-Communications, TCI Group
Tele-Communicaitons, TCI Ventures Group
TeleTech Holdings


AMCAP FUND Financial Statements
-------------------------------------------      --------------------------------
Statement of Assets and Liabilities
at August 31, 1999 (dollars in                        thousands)    (unaudited)
-------------------------------------------      --------------------------------
Assets:
Investment securities at market
 (cost: $4,475,945)                                                  $6,329,386
Cash                                                                         99
Receivables for--
 Sales of fund's shares                                   $4,229
 Dividends                                                 1,794          6,023
                                                 ---------------------------------
                                                                      6,335,508
Liabilities:
Payables for--
 Purchases of investments                                 17,751
 Repurchases of fund's shares                              5,222
 Management services                                       1,968
 Other expenses                                            3,666         28,607
                                                 ---------------------------------
Net Assets at August 31, 1999--
 Equivalent to $17.94 per share on
 351,473,027 shares of $1 par value
capital stock outstanding (authorized
capital stock--500,000,000 shares)                                   $6,306,901
                                                                 =================
Statement of Operations for the six
months ended August 31, 1999 (dollars in              thousands)    (unaudited)
                                                 ---------------------------------
Investment Income:
Income:
 Dividends                                           $    14,294
 Interest                                                 26,442       $ 40,736
                                                 ------------------
Expenses:
 Management services fee                                  11,591
 Distribution expenses                                     7,149
 Transfer agent fee                                        1,804
 Reports to shareholders                                     165
 Registration statement and prospectus                       283
 Postage, stationery and supplies                            309
 Directors' fees                                              65
 Auditing and legal fees                                      49
 Custodian fee                                                54
 Taxes other than federal income tax                           1
 Other expenses                                               62         21,532
                                                 ---------------------------------
Net investment income                                                    19,204
                                                                 -----------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                       522,185
Net decrease in unrealized
 appreciation on investments:
 Beginning of period                                   2,082,157
 End of period                                         1,853,441
                                                 ------------------
  Net unrealized depreciation
    on investments                                                     (228,716)
                                                                 -----------------
 Net realized gain and unrealized
  depreciation on investments                                           293,469
                                                                 -----------------
Net Increase in Net Assets Resulting
 From Operations                                                       $312,673
                                                                 =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets (dollars in                                   thousands)
---------------------------------------------    ---------------------------------
                                                 Six months ended    Year ended
                                                 August 31, 1999*February 28, 1999
Operations:                                      ---------------------------------
Net investment income                                 $   19,204     $   36,888
Net realized gain on investments                         522,185        849,757
Net unrealized appreciation (depreciation)
 on investments                                         (228,716)       136,197
                                                 ---------------------------------
  Net increase in net assets
   resulting from operations                             312,673      1,022,842
                                                 ---------------------------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                     (10,091)       (38,213)
Distributions from net realized
 gain on investments                                    (275,823)      (673,768)
                                                 ---------------------------------
  Total dividends and distributions                     (285,914)      (711,981)
                                                 ---------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 25,993,988 and 46,252,114
 shares, respectively                                    476,385        807,601
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 14,724,418 and 39,917,389 shares,
 respectively                                            268,849        663,119
Cost of shares repurchased:
 22,079,462 and 42,252,652
 shares, respectively                                   (404,010)      (733,197)
                                                 ---------------------------------
  Net increase in net assets
   resulting from capital share transactions             341,224        737,523
                                                 ---------------------------------
Total Increase in Net Assets                             367,983      1,048,384

Net Assets:
Beginning of period                                    5,938,918      4,890,534
                                                 ---------------------------------
End of period (including undistributed
 net investment income of $12,926 and
 $3,813, respectively)                                $6,306,901     $5,938,918
                                                 =================================
* Unaudited
See Notes to Financial Statements


               NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,853,441,000 of which $2,188,158,000 related to appreciated securities and $334,717,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended August 31, 1999.
The cost of portfolio securities for book and federal income tax purposes was $4,475,945,000 at August 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $11,591,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended August 31, 1999, distribution expenses under the Plan were $7,149,000. As of August 31, 1999, accrued and unpaid distribution expenses were $3,014,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,255,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,804,000.

     DEFERRED DIRECTOR'S FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors, were $640,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,051,195,000 and $1,138,254,000, respectively, during the six months ended August 31, 1999.

     As of August 31, 1999, accumulated undistributed net realized gain on investments was $520,091,000 and additional paid-in capital was $3,568,970,000.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $54,000 includes $16,000 that was paid by these credits rather than in cash.

AMCAP FUND
Per-Share Data and Ratios
--------------------------------------------------------------------------------------------
                                          Period
                                           ended Year ended       February28 or 29
                                        August 31-------------------------------------------
                                         1999(1)      1999    1998    1997    1996    1995
                                        ----------------------------------------------------
Net Asset Value, Beginning
 of Period                               $  17.84 $  16.93 $  14.6 $  14.4 $  12.2 $  12.98
                                        ----------------------------------------------------

 Income from Investment
  Operations:
   Net investment income                     .06      .12     .10     .12     .16     .14
   Net gains on securities (both
    realized and unrealized)                 .89     3.21    4.80    1.51      3.3    .24
                                        ----------------------------------------------------
    Total income from investment
     operations                              .95     3.33    4.90    1.63      3.4    .38
                                        ----------------------------------------------------
 Less Distributions:
  Dividends (from net investment
   income)                                  (.03)    (.13)   (.10)   (.12)   (.17)   (.13)
  Distributions (from capital gains)        (.82)   (2.29)  (2.47)  (1.31)  (1.19)   (.95)
                                        ----------------------------------------------------
   Total distributions                      (.85)   (2.42)  (2.57)  (1.43)  (1.36)  (1.08)
                                        ----------------------------------------------------
Net Asset Value, End of Period        $  17.94 $  17.84 $  16.93 $  14.60 $  14.40 $  12.28

Total Return(2)                         5.24% (3)   21.07%  36.97%  11.74%  29.29%   3.41%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                               $6,307   $5,939  $4,891  $3,807  $3,693  $2,970
 Ratio of expenses to average
  net assets                            .35% (3)      .67%    .68%    .69%    .71%    .71%
 Ratio of net income to
  average net assets                    .31% (3)      .70%    .62%    .81%   1.16%   1.16%
 Portfolio turnover rate                   20.31%   36.46%  31.42%  24.14%  35.16%  17.92%


(1)Unaudited
(2)Excludes maximum sales charge
 of 5.75%.
(3)Based on operations for the
 period shown and, accordingly,
 not representative of a full
 year.



[The American Funds Group(r)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  AGD/AL/4377
Lit. No. AMCAP-013-1099